UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Dover Saddlery, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 7, 2008
and
PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy
and promptly return it in the enclosed envelope.

Dover Saddlery, Inc.
P.O. Box 1100, 525 Great Road
Littleton, MA 01460

Notice of Annual Meeting of Stockholders
To Be Held May 7, 2008

DEAR STOCKHOLDERS:

The annual meeting of stockholders of Dover Saddlery, Inc., a Delaware corporation (“Dover” or the “Company”), will be held on Wednesday, May 7, 2008, beginning at 10:00 a.m. local time, at the Westford Regency Inn and Conference Center, 219 Littleton Road, Westford, Massachusetts 01886, for the following purposes:

1. To elect two Class III Directors to hold office for three-year terms, or until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Only holders of record of shares of Dover common stock at the close of business on March 10, 2008, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting and adjournments or postponements thereof. Stockholders are cordially invited to attend the annual meeting in person.

By Order of the Board of Directors

Jonathan A.R. Grylls
Secretary

Littleton, Massachusetts
April 17, 2008

Please complete, date, sign and mail promptly the enclosed proxy in the return envelope, whether or not you plan to attend the annual meeting.

YOUR VOTE IS IMPORTANT

Please sign and return the enclosed proxy, whether or
not you plan to attend the Annual Meeting.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL ONE ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
INFORMATION CONCERNING THE AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accounting Fees and Services
INFORMATION ABOUT NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards Table
Director Compensation
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Management
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SOLICITATION
STOCKHOLDER PROPOSALS
MISCELLANEOUS
AVAILABLE INFORMATION

Dover Saddlery, Inc.
P.O. Box 1100
525 Great Road
Littleton, MA 01460
978-952-8062

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2008

This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about April 17, 2008 in connection with the solicitation by the Board of Directors (the “Board”) of Dover Saddlery, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday May 7, 2008, and at any and all adjournments thereof (the “Annual Meeting”). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders’ directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares will be voted as recommended by management. Any stockholder may revoke his proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company’s Secretary in writing or by orally notifying the Company in person.

The Board has fixed the close of business on March 10, 2008, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were issued and outstanding 5,105,318 shares of the Company’s Common Stock, $0.0001 par value (the “Common Stock”), entitled to cast 5,105,318 votes.

The By-Laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes with respect to particular proposals will not affect the determination of a quorum. Thus, shares voted to abstain as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed present for purposes of determining a quorum. Any stockholder who attends the Annual Meeting may not withhold his shares from the quorum count by declaring such shares absent from the Annual Meeting.

The Class III Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes as to these elections do not count as votes for or against such elections.

Votes will be tabulated by the Company’s transfer agent, StockTrans.

Voting of Proxies

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. See “OTHER MATTERS.”

Quorum; Abstentions; Broker Non-Votes

In Proposal I for the election of directors, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” in a matter are treated as being present at the meeting for purposes of establishing the quorum, but only shares voted “FOR” or “AGAINST” are treated as shares “represented and voting” at the Annual Meeting with respect to such matter. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the quorum for the transaction of business, but will not be counted for purposes of determining the number “represented and voting” with respect to a proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is divided into three classes, labeled Class I, Class II and Class III each containing, insofar as possible, an equal number of directors. Directors of each class serve for staggered three-year terms, with the term of one of the three classes expiring each year at the Company’s annual meeting of stockholders or special meeting in lieu thereof.

The Board currently consists of seven Directors: two Class I Directors, three Class II Directors, and two Class III Directors.

The Company’s current Class III Directors are James F. Powers, and Stephen L. Day. Their terms as director will expire at the Company’s 2008 annual meeting of stockholders or special meeting in lieu thereof.

The Nominating and Corporate Governance Committee of the Board has selected for nomination, and the Board of Directors has approved the selection of nominees, Messrs. James Powers and Stephen Day for election as Class III Directors, to serve until the Company’s 2011 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and qualified.

The nominees have agreed to serve as directors if elected, and the Company has no reason to believe that they will be unable to serve. In the event that any of them is unable or declines to serve as director at the time of the Annual Meeting, proxies may be voted for such other nominee as is then designated by the Board.

The Directors whose terms expire at the annual meeting in 2009 and 2010, respectively, are: William F. Meagher, Jr. and Gregory F. Mulligan, Class I Directors; and David J. Powers, Jonathan A.R. Grylls, and John W. Mitchell, Class II Directors.

Vote Required

The two nominees for Class III Director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other legal effect under the Company’s By-Laws.

Recommendation

The Board recommends that you vote FOR the election of Mr. James Powers and Mr. Stephen Day as Class III Directors.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning each director and nominee for election as a director and each executive officer of the Company:

Name	Age	Position

Stephen L. Day(4)*	62	Chief Executive Officer, President, Treasurer, Chairman
Jonathan A.R. Grylls(6)	43	Vice President, Chief Operating Officer, Secretary, Director
William G. Schmidt	58	Vice President of Operations
Michael W. Bruns	51	Chief Financial Officer
David J. Powers(3)(6)	58	Director
James F. Powers(1)(2)(4)*	58	Director
Gregory F. Mulligan(1)(2)(5)	54	Director
William F. Meagher, Jr.(1)(3)(5)	69	Director
John W. Mitchell(2)(3)(6)	59	Director

*	Nominee for re-election as a Class III Director

(1)	Member of the audit committee.

(2)	Member of the compensation committee.

(3)	Member of the nominating and corporate governance committee.

(4)	Class III Director with term expiring at 2008 Annual Meeting.

(5)	Class I Director with term expiring at 2009 Annual Meeting

(6)	Class II Director with term expiring at 2010 Annual Meeting.

Stephen L. Day has been our President, Chief Executive Officer, Treasurer and Chairman of our Board of Directors since 1998. Mr. Day previously was the controlling member of EquiSearch.com LLC, a leading Internet equine content site. Prior to his acquisition of EquiSearch, he was the Chief Executive Officer of State Line Tack, Inc. from 1991 until the acquisition of State Line by PetSmart, Inc. He holds an MBA from Harvard University and a BS in Industrial Management from Purdue University. As an avid equestrian, he has founded two riding schools and trained many young horses to become successful show horses.

Jonathan A.R. Grylls has been our Chief Operating Officer and a member of our Board of Directors since 1998. Mr. Grylls currently serves as Vice President and Secretary. Prior to joining Dover, Mr. Grylls was Chief Operating Officer of Equestrian Products Corporation, a distributor of equestrian products, and held various other positions in MIS, sales, credit and operations at Eisers, the predecessor to Equestrian Products Corp. He previously was Vice President of Merchandising at State Line Tack, Inc. from 1992 until 1996. Mr. Grylls graduated from the University of Manchester’s Institute of Science and Technology with a BS with Joint Honors in Mathematics and Management Sciences.

Michael W. Bruns has been our Chief Financial Officer since August 2005 and joined our company as Corporate Controller in 1999. Prior to joining Dover, Mr. Bruns served as Vice President of Finance for CPS Direct, a communications marketing company from 1997 to 1999. He was Controller for Northeast Mobile Communications, a specialty retailer, from 1995 to 1997. Prior to that, he served as Director of Financial Reporting for St. Johnsbury Trucking Company and as Corporate Controller for R&S Corporation. He also was an Auditor for McGladrey Pullen & Co. Mr. Bruns holds a BA in Accounting and English from Simpson College, and was a Certified Public Accountant (CPA).

William G. Schmidt has been our Vice President of Operations since 2001. Prior to joining Dover, Mr. Schmidt held senior positions with catalog companies Duncraft, Bay Country Wood Crafts and

Garden Way, and established the direct marketing division of Eastern Mountain Sports. Mr. Schmidt previously worked at State Line Tack, Inc. from 1991 to 1997 in various positions including Chief Financial Officer, Chief Operations Officer, Vice President and General Manager. He has served as President of the New England Mail Order Association and on the Board of Advisors for the National Catalog Conference and the National Catalog Operations Forum. He holds a BS in Accounting from Bentley College.

David J. Powers has served as a member of our Board of Directors since 1998. Mr. Powers co-founded Dover Saddlery in 1975 and held various positions there until 1998, including Vice President of Operations. He assumed responsibility for the development of Dover’s catalog business in 1982. Mr. Powers is a former member of the United States Equestrian Team. He holds a BA from the University of Pennsylvania. David Powers is the brother of James Powers.

James F. Powers was a founder, and President of Dover Saddlery from 1975 until 1998. Mr. Powers has served as a member of our Board of Directors since 1998. He is a former member of both the United States Equestrian Team and the 1972 U.S. Olympic Team. Mr. Powers is a current member of the USET Foundation Gold Medal Club and an active rider. He attended Babson College. James Powers is the brother of David Powers.

Gregory F. Mulligan has served as a member of our Board of Directors since 2004. Since 2002, Mr. Mulligan has been the President of Bay Capital Advisors, an investment banking firm. From 1996 to 2002, Mr. Mulligan worked as Managing Director at Citizens Capital, Inc., a mezzanine and equity investing company.

William F. Meagher, Jr. has served as a member of our Board of Directors since November 2005. Mr. Meagher was the Managing Partner of the Boston Office of Arthur Andersen LLP from 1982 until 1995 and spent a total of 38 years with Arthur Andersen. Mr. Meagher was a member of the American Institute of Certified Public Accountants and the Massachusetts Society of Certified Public Accountants. Mr. Meagher is a trustee of Living Care Villages of Massachusetts, Inc. d/b/a North Hill and the Dana Farber Cancer Institute and the Greater Boston YMCA. Mr. Meagher also serves as a director of SkillSoft Public Limited Co. and MAC-Gray Corporation.

John W. Mitchell has served as member of our Board of Directors since November 2006. Mr. Mitchell currently serves as Vice President and General Counsel of Aavid Thermal Products, Inc. (Aavid), a leading thermal engineering company headquartered in Concord, New Hampshire. For the past 11 years, Mr. Mitchell has co-led the corporate development function at Aavid and a group of public and private Aavid affiliates, with a particular focus in corporate governance, corporate finance, investor relations, mergers and acquisitions, commercial, compliance and legal. Previously, Mr. Mitchell practiced business law as a senior partner with Sulloway & Hollis, of Concord, New Hampshire.

The Company’s executive officers are elected by the Company’s directors and hold office until the first Board of Directors’ meeting after the next annual meeting of stockholders or special meeting in lieu thereof, and thereafter until their successors are chosen and qualified, unless a shorter term is specified in the vote appointing them, or until they sooner die, resign, are removed or become disqualified.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, as required by The NASDAQ Stock Market LLC (“NASDAQ”), that applies to each of the Company’s employees, executive officers and Directors, including its principal executive officer, principal financial officer and principal accounting officer/controller. The Code of Business Conduct and Ethics is available on the Company’s website at: http://investor.shareholder.com/dovr/documents.cfm. The Company intends to satisfy any Securities and Exchange Commission (“SEC”) disclosure requirements relating to amendments to and/or waivers of the Code of Business Conduct and Ethics by posting such information on the Company’s website identified above and/or by filing or furnishing copies thereof as exhibits to its periodic filings with the SEC.

Board, Committee and Stockholder Meetings

During the Company’s fiscal year ended December 31, 2007 (“fiscal 2007”), the Board met or acted by unanimous consent a total of eleven times. The Board currently has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, whose members are appointed by the Board for annual terms ending March 31 each year, coinciding with the filing with the Securities and Exchange Commission (SEC) of the Company’s Annual Report on Form 10-K for the preceding fiscal year. The Audit Committee met or acted by unanimous consent six times during fiscal 2007. The Compensation Committee met or acted by unanimous consent three times during fiscal 2007. The Nominating and Corporate Governance Committee (NCGC) met or acted by unanimous consent two times during fiscal 2007. All incumbent directors attended at least 75% of the aggregate of the total number of meetings held by the Board and Committees of the Board on which he or she served.

It is the Company’s policy that all members of the Board attend the annual meeting of stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board near the same date as the annual meeting of stockholders, depending on the timing of the annual meeting of stockholders in relation to the release of the Company’s first quarter earnings and financial statements for the current fiscal year. The date of the annual meeting in fiscal 2007 was May 2, 2007. At that meeting, all directors attended the annual meeting of stockholders in person.

Board and Committee Independence and Member Qualifications

Board of Directors.  Periodically the Nominating and Corporate Governance Committee of the Board reviews the relationships that each director has with the Company and with other parties, and reports on that review to the full Board. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ rules and who the Board, upon the recommendation of the Nominating and Corporate Governance Committee, affirmatively determines have no relationships that would interfere with the exercise of independence in carrying out the responsibilities of a director, are considered to be independent directors. The Board has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company’s board members are directors or executive officers (a Board member determined to be independent under such rules and based on such factors is referred to as being “Independent”) . After evaluating these factors, the Board has determined that five members of the Board who are not employees of the Company or any parent or subsidiary of the Company (each a “Non-Employee Director”, and as a group, the “Independent Directors”), comprising seventy-one percent (71%) of the whole Board, are Independent.

Audit Committee.  Under applicable NASDAQ rules, the Board is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under NASDAQ rules, the Board also considers the requirements of Section 10A(m)(3), and Rule 10A-3 and Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934 (such review process conducted by the Board herein the “Qualifications and Independence Review” or simply, “Independence Review”).

As a result of its Independence Review in 2007, the Board determined that, with respect to the composition of the Audit Committee for the twelve months ending March 31, 2008, Mr. Meagher

(Chairman) and Messrs. Gregory Mulligan and James Powers, in their capacity as members of the Audit Committee of the Board, were Independent. In addition, the Board determined that Mr. Meagher was an “Audit Committee Financial Expert” within the meaning of under Item 401 (h) of Regulation S-K and other applicable SEC rules, and that Messrs. Meagher, James Powers and Gregory Mulligan each had the financial sophistication and other attributes required under the applicable NASDAQ rules.

In early 2008, the Board conducted its annual Qualifications and Independence Review, in connection with its Audit Committee appointments for the twelve months ending March 31, 2009. Consistent with the recommendation of its Nominating and Corporate Governance Committee (sometimes herein, the “Nominating Committee”), the Board reviewed the qualifications and independence of that committee’s nominees to serve on the Audit Committee: Messrs. William Meagher (Chair), Gregory Mulligan, and James Powers. The Board has determined that each of these Directors, in his capacity as a member of the Audit Committee of the Board, is Independent. In addition, the Board has determined that Mr. Meagher is an “Audit Committee Financial Expert” within the meaning of under Item 401 (h) of Regulation S-K and other applicable SEC rules, and that each of Messrs. Meagher, Gregory Mulligan and James Powers has the financial sophistication and other attributes required under the applicable NASDAQ rules.

For more information about this committee and its functions, see “Information Concerning the Audit Committee and Auditors” later in this Proxy Statement.

Compensation Committee.  In 2007, the Board determined that Mr. James Powers (Chairman), Mr. John Mitchell and Mr. Gregory Mulligan, in their capacity as members of the Compensation Committee of the Board, were Independent. In early 2008, the Board conducted its annual Qualifications and Independence Review, and determined that the following Directors are Independent, as proposed by the Nominating Committee to serve on the Compensation Committee for the twelve months ending March 31, 2009: James Powers (Chair), John Mitchell, and Gregory Mulligan. For more information about this committee and its functions, see “Compensation Committee Report on Executive Compensation” later in this Proxy Statement.

Nominating and Corporate Governance Committee.  In 2007, the Board determined that Mr. David Powers (Chairman), Mr. John Mitchell, and Mr. William Meagher, in their capacity as members of the Nominating and Corporate Governance Committee of the Board, were Independent. In early 2008, the Board conducted its annual Qualifications and Independence Review, and determined that the following Directors are Independent and appointed them to serve on the Nominating Committee for the twelve months ending March 31, 2009: David Powers (Chair), William Meagher, and John Mitchell. For more information about this committee and its functions, see “Information About Nominating and Corporate Governance Committee” later in this Proxy Statement.

Stockholder Communications

Stockholders may communicate directly with the members of the Board or the individual chairman of standing Board committees by writing directly to those individuals care of Secretary, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460. The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual. Updates or additions to the Company’s policy on Stockholder Communications will be available on the Company’s website at: http://investor.shareholder.com/dovr/committees.cfm.

INFORMATION CONCERNING THE AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the twelve months ending March 31, 2008, the Audit Committee was composed of Mr. Meagher (Chairman), Mr. Gregory Mulligan and Mr. James Powers. The Committee reviews the internal accounting procedures of the Company and is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee meets privately with the independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm, and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the Audit Committee. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rule 10A-3(b) (2), (3), (4), and (5) under the Securities Exchange Act of 1934. These and other aspects of the Audit Committee’s responsibilities and authority are more fully described in the written charter for the Committee adopted by the Board. A copy of the Audit Committee Charter is available at the Company’s website at: http://investor.shareholder.com/dovr/documents.cfm.

Report of the Audit Committee

In fulfilling its responsibilities, the Audit Committee met with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm for fiscal 2007, to discuss the scope of EY’s audit of the Company’s financial statements for fiscal 2007 and the results of EY’s examinations.

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and EY. The Audit Committee discussed with EY the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS No. 89 and SAS No. 90, including a discussion of EY’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from EY the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed these documents with EY, as well as other matters related to EY’s independence from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements for the year ended December 31, 2007 be included in its Annual Report on Form 10-K for fiscal 2007, for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

William F. Meagher, Jr. (Chairman)
Gregory F. Mulligan
James F. Powers

Relationship with Independent Registered Public Accounting Firm

EY is the independent registered public accounting firm that has served as the Company’s principal independent auditors for the three years ending December 31, 2007. A representative of EY is expected to be present at the Annual Meeting. This representative will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions presented at the Annual Meeting.

The Audit Committee in fulfilling its responsibilities periodically reviews whether it is in the Company’s best interest to rotate the Company’s independent registered public accounting firm. It is presently in the process of making this determination.

Principal Accounting Fees and Services

The aggregate fees for professional services rendered by EY for the fiscal years ended December 31, 2007, 2006, and 2005 were as follows:

Description	2007		2006		2005

Audit Fees(1)		$237,000		$220,000	$210,000
Audit-Related Fees(2)	$		$		$325,000

(1)	Audit Fees are fees for the audit of the Company’s annual financial statements and review of quarterly financial statements.

(2)	Audit-Related Fees are fees for accounting and auditing services performed in connection with the Company’s IPO.

Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services, advice relating to internal controls, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. Specific services that were not contemplated by the annual budget may also be pre-approved, on a case-by-case basis, by the Audit Committee acting as a whole, or by a designated single member of the Audit Committee provided such services are then approved, on at least a quarterly basis, by the Audit Committee acting as a whole.

The Audit Committee pre-approved EY’s engagement to provide audit and quarterly review services in respect of fiscal 2007 pursuant to such pre-approval policies. In 2007, the Audit Committee pre-approved the provision of up to $10,000 in advisory services by EY in connection with the Company’s internal controls over financial reporting (ICFR), but no ICFR services were provided or fees incurred. Except as noted in the prior sentence, the Audit Committee did not engage EY to provide any such services in fiscal 2007. In prior years (specifically fiscal 2005), the Audit Committee pre-approved 100% of such services pursuant to paragraph (c)(7)(i)(A-B) of Rule 2-01 of Regulation S-X.

INFORMATION ABOUT NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

General

For the twelve months ending March 31, 2008, the Nominating and Corporate Governance Committee (sometimes herein, the “Nominating Committee”) was comprised of Mr. David Powers (Chairman), Mr. William Meagher and Mr. John Mitchell. The Nominating Committee carried out the Committee’s charter functions with respect to reviewing the relationships of individual Board members and determining their status as Independent; the Board’s nominees for election as Class III Directors; and recommendations to the full Board for committee appointments for the twelve months ending March 31, 2009.

Generally, the Committee identifies individuals qualified to become members of the Board, selects director nominees for each annual meeting of stockholders, recommends individuals to fill vacancies in the Board, develops and recommends corporate governance principles to the Board and is responsible for leading an annual review of the performance of both the Board as a whole and its individual members, as described below. These and other aspects of the Nominating and Corporate Governance Committee’s responsibilities and authority are more fully described in the written charter for the Committee adopted by the Board. A copy of the Nominating and Corporate Governance Committee Charter is available to security holders at the Company’s website at http://investor.shareholder.com/dovr/documents.cfm.

Nomination Criteria

Pursuant to its charter, the Nominating and Corporate Governance Committee is charged with reviewing the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and nominate candidates for election at the annual meeting of stockholders. In the case of incumbent directors whose terms of office are set to expire, this function includes review of each such director’s overall past service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet applicable Independence standards. Additionally, this function evaluates Board members whose terms of office are set to expire the following year, and includes seeking input from the Company’s Chief Executive Officer and Chief Financial Officer.

In selecting both incumbent and new director nominees, this function seeks candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. Although this function has not established minimum requirements for director candidates, it will assess candidates’ strengths and weaknesses in at least the following categories: Marketing/Branding, Finance and Capital Markets, Specialty Retail, Technology, Entrepreneurship, Corporate Leadership, Diversity and Governance/Legal. The Committee will also consider such matters as a candidate’s ability to read and understand fundamental financial statements, whether a conflict or potential conflict of interest exists and the candidate’s independence from management. The Nominating and Corporate Governance Committee, or the Independent Directors of the Board acting in the Committee’s stead, may change the criteria it considers in potential director candidates from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

Nominations of Class III Directors for Election at 2008 Annual Meeting of Stockholders

Since January 1, 2008, the Nominating and Corporate Governance Committee met once to carry out its responsibilities under the committee charter and in connection with its consideration and selection of nominees for Class III Directors.

The Committee recommended to the Board, and the Board approved and nominated Messrs. James Powers and Stephen Day for election as Class III Directors, to serve until the Company’s 2011 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and qualified.

Stockholder Recommendations and Stockholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and does not alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by writing to The Nominating and Corporate Governance Committee, care of Secretary, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460.

Stockholders may nominate director candidates by following the procedures described under the heading “Stockholder Proposals” later in this Proxy Statement.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

General

The principal objective of the Company’s Management Compensation Program is to compensate our executives in a fashion which will on the one hand provide them a base level of compensation at a fair market cost for average performance while on the other hand incentivize and reward them for above average performance. This is done by creating two basic components of compensation; a fixed base salary and an incentive bonus opportunity. The fixed base salary is always set and maintained at market by using salary studies such as the Mercer Multi-Outlet Retailer Compensation Survey and the Hewitt Associates Catalog Industry Survey (herein, the “Sector Compensation Studies”). Dover’s base salaries or wages are generally set at the average paid for like job descriptions and similar experience and qualifications.

The philosophies and objective of the Compensation Program for our Chief Executive Officer and our other three executive officers who served in such capacities during the fiscal year ended December 31, 2007 (the “Named Executive Officers” or “NEOs”) is the same as for all of our senior management: that is, competitive market-determined base salaries, combined with a performance bonus opportunity to earn in the upper quartile of total compensation as a reward for superior financial performance.

Subject to these objectives, the CEO negotiated his employment contract with the Board’s Compensation Committee in 2005; and the COO negotiated his employment contract with the CEO in 2005, subject to approval by the Compensation Committee. The CEO consulted the Sector Compensation Studies in establishing base salary and performance bonus targets for the CFO and Vice President of Operations, and reviewed these with the Compensation Committee before finalizing the compensation packages of those executives.

The Company’s incentive bonus program is based on the Company’s performance against certain targets for its Earnings before Interest, Taxes, Depreciation and Amortization, or EBITDA. Under the EBITDA incentive bonus program which is also available to other members of Senior Management, the bonus payout may be from ten percent to forty percent of base salary, but is directly tied to the EBITBA target and is approved by the Board of Directors on an annual basis. If seventy-five percent of the EBITDA target is achieved, then fifty percent of the EBITDA bonus is paid. Between seventy-five and one-hundred percent achievement, the bonus is calculated on a pro rata basis up to one-hundred percent.

Example:

•	Base salary 100,000

•	EBITDA bonus percentage available 20%

•	EBITDA target approved by the Board 5,000,000

•	EBITDA target achieved 75% on 3,750,000

•	EBITDA payout 50%

•	Eligible bonus $20,000 (20% of 100,000)

•	Bonus earned $10,000 (50% of 20,000)

Fiscal Year 2007

The CEO and the COO operate under employment agreements, which establish their respective base salaries, based on the criteria set forth above, at $350,000 and $250,000, with no changes in 2007. Each employment agreement also establishes a range of performance bonuses opportunities for the CEO and COO ranging from 0-40% of their base salaries, depending on the percentage achievement of the Company’s EBITDA goals for the fiscal year. Copies of their employment agreements may be found as Exhibits 10.29 and 10.30 to the Company’s Registration Statement on Form S-1, as filed on August 26, 2005 with the Securities and Exchange Commission (“SEC”), as amended by Exhibits 10.34 and 10.35 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed on March 30, 2006 with the SEC. In fiscal 2007, based on the Company’s achievement of 77.6% of its EBITDA goal, the CEO’s performance bonus was $42,400; and the COO’s was $30,300.

The CFO receives a bonus opportunity of 30% of base, based on the EBITDA performance of the Company. In fiscal 2007, his base salary was unchanged from the prior year, at $160,000, and his bonus was $26,500.

The Vice President of Operations receives a bonus opportunity based on EBITDA, whereby he can earn an annual award equivalent to 17.5% of his salary, and a second operating bonus based on achieving specific quantitative operating goals whereby in 2007 he could earn an additional 19.1% of his annual salary. In fiscal 2007, his base salary was unchanged at $187,000, and his bonus totaled $53,800. He earned $18,100 of his bonus based on the Company’s percentage achievement of its EBITDA goal, and he earned the additional $35,700 of his bonus as the result of exceeding the operational goals set for his department.

Stock Option Program

Dover Saddlery believes that in addition to the short term focus encouraged by the incentive bonus program, senior management should also have a longer term focus. This is achieved by having all of the members of the senior management be part of the Stock Option Program.

The Compensation Committee regularly meets during an open trading window in November each year to evaluate the year-to-date performance of the Company and of its Directors, Officers and other key employees, and to consider the grant of stock options under this program. The Committee sets the exercise price based on the NASDAQ closing price of the Company’s common stock on the date of its meeting, which is also the date of the option award, unless the Company is in the possession of material non-public information (MNPI), in which case the Committee either postpones the grant of all stock options, or postpones the award date until a later date when the Company is not in the possession of MNPI. The Compensation Committee considers the accounting and tax treatment of establishing the entire stock option pool at various levels, and considers the recommendations of the CEO for the specific award of stock options to all Named Executive Officers (NEOs) other than the CEO. During the course of 2007, the Compensation Committee had a continuing dialogue with management in order to establish the range of total potential option grants to all Directors, Officers and key employees. In November 2007, the Compensation Committee awarded 15,725 stock options to each of the Company’s NEOs, out of a total of 138,023 stock options awarded to all Company employees.

The Committee based its option awards to NEOs, relative to the awards to other employees, based on their continued year-to-year assessment of the relative contributions of respective senior management to the Company’s success. In addition, the Compensation Committee awarded 24,500 stock options to its Directors in fiscal 2007, as part of the Directors’ compensation program (see “Executive Compensation Discussion and Analysis — Directors’ Compensation” below). In each case, the Compensation Committee confirmed with management that the Company was not in the possession of MNPI on the dates of the option awards. All the stock options awarded in 2007 vest at the rate of 20% per year, in arrears, over five years. For all option awards, the date of the award was November 14, 2007, the date of the Compensation Committee’s regularly scheduled November meeting.

All the NEO stock options granted in 2007 were incentive stock options (ISOs), with an exercise price equal to at least 100% of the closing price of the Company’s common stock on The NASDAQ Stock Market on the date of the award. The exercise price for all NEO option awards (other than to the CEO) was thus set at $4.50, the NASDAQ closing price on November 14, 2007, the date of the awards, and those options have a term of ten years. For the CEO, who is the holder of more than five percent (5%) of Dover’s common stock, the exercise price of his ISOs was set at $4.95, or 110% of the closing price on the date of the award, November 14, 2007, and the options have a term of five years.

As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 31, 2008, the Company obtains independent valuations of the estimated fair value of each option grant, using a binomial lattice options pricing valuation method, to be amortized over the estimated life of the respective options. Accordingly, the Company recorded a total combined non-cash share-based compensation expense of $102,000 in fiscal 2007, of which $37,638 is attributable to stock options granted to NEOs in their capacity as employees.

Directors’ Compensation

The Company’s Director compensation program has been in place since 2005, when the Board approved a recommendation by the Compensation Committee of the Board based on information available regarding comparable companies. Effective with the consummation of the Company’s IPO, each Non-Employee Director receives a $7,000 annual retainer, and $750 for each meeting of the Board of Directors that he or she attends. Directors who are employees of the Company are not paid any separate fees for serving as directors. The Chairman of the Audit Committee receives an additional $3,000 annual retainer.

Each new Director is granted an option to purchase 7000 shares of our common stock. Moreover, all Directors will, with respect to each fiscal year in which they serve as a Director, be granted an option to purchase 3500 shares of our common stock. All options granted to Directors have an exercise price equal to the fair market value of our common stock on the respective dates of such grants. In 2007, the Compensation Committee approved the grant and award to each Director of options to purchase 3500 shares of the Company’s common stock.

In addition, all Directors have been authorized to purchase merchandise at the standard employee discount rate of cost-plus-10%.

Certain Employment and Severance Arrangements

Stephen L. Day and Jonathan A.R. Grylls each have employment agreements with the Company which, among other things, provide that if their employment is terminated by the Company other than for just cause (as defined in the agreements), the Company will make severance payments to them in an aggregate amount equal to twice the amount of their annual base salary at the time of termination, payable at the same time and in the same amounts as such base salary otherwise would have been paid, plus, in the event such termination occurs on or after July 1 of any year and the Company is meeting or exceeding the goals previously established under the annual incentive plan for that year, a pro rata portion of his annual incentive compensation.

Each of those employment agreements separately provides for the following payments to the executive if the executive’s employment is terminated within two years following a change in control (as defined in the agreements) by the Company without cause (as defined in the agreements) or by the executive with good reason (as defined in the agreements): a lump sum equal to 2 times the executive’s annual base salary at the time of termination, such lump sum to supersede any other post-termination compensation and benefits payable to the executive under any other agreements with the executive. Also, if the executive’s employment is terminated within two years following a change in control by the Company without cause or by the executive for good reason, then all outstanding stock options held by the executive for the purchase of shares of the Company’s Common Stock shall immediately become exercisable in full.

Summary

Although the Company does not engage in specific benchmarking for total compensation (including the value of option awards) to NEOs, in the opinion of management, the Company’s compensation policies have stood the test of time, and been very effective over the last nine years at both fairly compensating and motivating its employees to achieve well beyond average.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our Chief Executive Officer and our other three Named Executive Officers. The Company did not, in respect of any of our NEOs in fiscal 2007, grant any restricted stock awards or stock appreciation rights, accrue deferred compensation charges, or make any long-term incentive plan payouts

Summary Compensation Table

	For Fiscal Year End December 31, 2007
				Option	All Other
Name and		Salary	Bonus	Award ($)	Compensation	Total
Principal Position	Year	($)(1)(2)	($)(2)	(3)(4)(6)	(5)	($)

Stephen L. Day(7)	2007	$350,000	$42,400	$10,679	$25,000	$428,079
Chief Executive Officer(8)	2006	350,000	41,200	1,655	832	393,687
Jonathan A.R. Grylls(7)	2007	250,000	30,300	11,867	25,000	317,167
Chief Operating Officer(8)	2006	250,000	29,400	1,833	1,383	282,616
Michael W. Bruns	2007	160,000	26,500	9,706	0	196,206
Chief Financial Officer	2006	160,000	26,000	1,499	0	187,499
William G. Schmidt	2007	187,000	53,800	9,706	10,302	260,808
Vice President of Operations	2006	187,000	55,400	1,499	11,053	254,952

(1)	Amounts reported for each period include amounts deferred by the named individuals pursuant to the Company’s 401(k) Plan. Amounts shown do not include amounts expended by the Company pursuant to plans (including group disability, life and health) that do not discriminate in scope, terms or operation in favor of officers and directors and are generally available to all salaried employees.

(2)	Amounts reported for each period include amounts that have been earned with respect to that period but may have been paid in a subsequent period.

(3)	All options are for the purchase of shares of Company Common Stock.

(4)	Included in the dollar amount recognized as shared-based compensation expense for each NEO, subject to the assumptions summarized in Footnote 2, “Summary of Significant Accounting Policies — Stock-Based Compensation” on page 54 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on March 31, 2008, but disregarding the estimates therein of forfeitures related to service-based vesting condition. This figure represents the amortization of 2006 and 2007 value of the 15,725 stock options awarded to each NEO in 2006 and 2007, determined pursuant to SFAS No. 123(R).

(5)	Amounts represent premiums for individual insurance policies for life, disability, and/or long-term care coverages.

(6)	The service-based vesting conditions for options awarded to each NEO prior to 2006 were satisfied, so no forfeitures were incurred to adjust reported compensation expense.

(7)	Includes $2,160 in fair value of non-cash shared-based compensation from 2006 and 2007 awards of stock options for services as Director.

(8)	Includes $334 in fair value of non-cash shared-based compensation from 2006 award of stock options for services as Director of the Company.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information regarding stock options granted during fiscal 2007 by the Company to Named Executive Officers, being the individuals named in the Summary Compensation Table. The Company does not maintain any Equity or Non-equity Incentive Plan Awards or other Stock Awards for any NEO.

Grants of Plan-Based Awards

	For Fiscal Year End December 31, 2007
		All Other
		Option	Exercise	Grant
		Awards:	or Base	Date Fair
		Number of	Price of	Value of
		Securities	Option	Stock
	Grant	Underlying	Awards	Awards
Name	Date	Options (#)	($/Sh)	$

Stephen L. Day	11/14/07	15,725(1)	$4.95	$23,745
	11/14/07	3,500(2)	$4.50	$6,335
Jonathan A.R. Grylls	11/14/07	15,725(1)	$4.50	$28,462
	11/14/07	3,500(2)	$4.50	$6,335
Michael W. Bruns	11/14/07	15,725(1)	$4.50	$28,462
William G. Schmidt	11/14/07	15,725(1)	$4.50	$28,462

(1)	Incentive Stock Option awarded as Officer of the Company, vesting on anniversary date of grant at rate of 20% per year for five years.

(2)	Non-qualified Stock Option awarded for services as Director of the Company, vesting on anniversary date of grant at rate of 20% per year for five years.

OUTSTANDING EQUITY AWARDS TABLE

The Company does not have any outstanding stock awards to any NEO.

Outstanding Equity Awards Table

	Outstanding Equity Awards as of December 31, 2007
				Option Awards
				Equity Incentive Plan Awards:
	Number of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option	Option
	Options (#)	Options (#)		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable		Options (#)	Price	Date

Stephen L. Day	76,937				$2.14	12/01/09
	3,500				$10.00	11/17/15
	3,145	12,580	(1)		$8.25	10/26/11
	700	2,800	(2)		$7.50	10/26/16
		15,725	(1)		$4.95	11/14/12
		3,500	(2)		$4.50	11/14/17
Jonathan A.R. Grylls	38,665				$1.94	12/01/14
	15,725				$10.00	11/17/15
	3,500				$10.00	11/17/15
	3,145	12,580	(1)		$7.50	10/26/16
	700	2,800	(2)		$7.50	10/26/16
		15,725	(1)		$4.50	11/14/17
		3,500	(2)		$4.50	11/14/17
Michael W. Bruns	2,934				$1.94	12/01/14
	15,725				$10.00	11/17/15
	3,145	12,580	(1)		$7.50	10/26/16
		15,725	(1)		$4.50	11/14/17
William G. Schmidt	10,542				$1.56	05/01/12
	15,725				$10.00	11/17/15
	3,145	12,580	(1)		$7.50	10/26/16
		15,725	(1)		$4.50	11/14/17

(1)	Incentive Stock Option awarded as Officer of the Company, vesting on anniversary date of grant at rate of 20% per year for five years.

(2)	Non-qualified Stock Option awarded for services as Director of the Company, vesting on anniversary date of grant at rate of 20% per year for five years.

OPTION EXERCISES AND STOCK VESTED

None of the Company’s NEOs exercised any options to purchase Company common stock in fiscal 2007.

PENSION BENEFITS

The Company does not maintain a pension plan for its employees, and none of the NEOs have or are entitled to receive any pension benefits from the Company.

NON-QUALIFED DEFERRED COMPENSATION

The Company does not provide or offer any non-qualified deferred compensation plans or benefits for its employees, and none of the NEOs have or are entitled to receive any non-qualified deferred compensation from the Company.

DIRECTOR COMPENSATION

No Director received Stock Awards, Non-equity Incentive Plan Compensation, Pension Plan Rights, Non-Qualified Deferred Compensation or other reportable compensation during 2007 or any prior year

Director Compensation

	For Fiscal Year End December 31, 2007
	Fees Earned	Option
	or Paid in	Award ($)		All Other	Total
Name of Director(1)	Cash	(2)(3)		Compensation ($)	($)

William F. Meagher, Jr.	$13,750	$2,160	(4)	$0	$15,910
Gregory F. Mulligan	10,000	2,160	(5)	0	12,160
John W. Mitchell	10,000	6,773	(6)	0	16,773
David J. Powers	10,750	2,160	(7)	0	12,910
James F. Powers	10,750	2,160	(8)	0	12,910

(1)	The compensation earned by Mr. Day and Mr. Grylls as Directors is included in the Summary Compensation Table of this Proxy Statement.

(2)	The grant date of the options awarded to all Directors was November 14, 2007. All 2007 awards vest on the anniversary date of the grant at the rate of 20% per year.

(3)	Included in the dollar amount recognized as shared-based compensation expense for each Director, subject to the assumptions summarized in Footnote 2, “Summary of Significant Accounting Policies — Stock-Based Compensation” on page 54 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on March 31, 2008. This figure represents the amortization of stock options awarded to each Director in 2006 and 2007, determined pursuant to SFAS No. 123(R).

(4)	For Mr. Meagher, the grant date fair value of options awarded to him in 2007, computed in accordance with SFAS No. 123R, was $6,335; and his aggregate number of option awards outstanding at December 31, 2007 was 17,500.

(5)	For Mr. Mulligan, the grant date fair value of options awarded to him in 2007, computed in accordance with SFAS No. 123R, was $10,675; and his aggregate number of option awards outstanding at December 31, 2007 was 23,340.

(6)	For Mr. Mitchell, the grant date fair value of options awarded to him in 2007, computed in accordance with SFAS No. 123R, was $6,335; and his aggregate number of option awards outstanding at December 31, 2007 was 14,000.

(7)	For Mr. David J. Powers, the grant date fair value of options awarded to him in 2007, computed in accordance with SFAS No. 123R, was $6,335; and his aggregate number of option awards outstanding at December 31, 2007 was 10,500.

(8)	For Mr. James F. Powers, the grant date fair value of options awarded to him in 2007, computed in accordance with SFAS No. 123R, was $6,335; and his aggregate number of option awards outstanding at December 31, 2006 was 10,500.

SEVERANCE AND CHANGE OF CONTROL PAYMENTS AND OTHER BENEFITS

The following table shows the potential payments upon termination or a change of control of the Company for the Named Executive Officers, on December 31, 2007.

Illustrative Post-Employment Payments

Termination
without Cause or
	Resignation for			Disability
	Good Reason			Continuation of
Executive Compensation, Payments, and	Continuation of		Change of	Base Salary
Other Benefits Upon Separation	Base Salary		Control Lump	for Up to
Compensation and Other Benefits:	for 24 months		Sum Payment	12 months

Stephen L. Day	$700,000	(1)	$700,000	$350,000
Chief Executive Officer
Jonathan A.R. Grylls	500,000	(2)	500,000	250,000
Chief Operating Officer

(1)	Eligible for prorated participation in the incentive bonus program for any year if termination occurs after July 1, with potential of up to $140,000.

(2)	Eligible for prorated participation in the incentive bonus program for any year if termination occurs after July 1, with potential of up to $100,000.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors (the Committee) manages the Company’s compensation programs on behalf of the Board of Directors. The Committee reviewed and discussed with the Company’s management the Compensation Discussion and Analysis included in this Proxy Statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement to be filed in connection with the Company’s 2008 Annual Meeting of Shareholders, which will be filed with the Securities and Exchange Commission.

SUBMITTED BY THE COMPENSATION
COMMITTEE OF THE BOARD OF DIRECTORS

James F. Powers (Chair)
John Mitchell
Gregory Mulligan

Dated: April 7, 2008

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the above report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is composed of three Independent Directors, Mr. James Powers (Chair), Mr. John Mitchell, and Mr. Gregory Mulligan. No interlocking relationship exists between our Board of Directors or compensation committee and the Board of Directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on March 10, 2008, there were issued and outstanding 5,105,318 shares of Common Stock, entitled to cast 5,105,318 votes. On April 4, 2008, the closing price of the Common Stock as reported by NASDAQ was $4.50 per share.

Principal Stockholders

The following tables set forth certain information with respect to the beneficial ownership of the Common Stock filed with the SEC as of April 4, 2008, by (i) each person known by the Company to own beneficially more than five percent of the Common Stock as of such date, (ii) each current director and nominee for director of the Company, (iii) each of the persons named in the Summary Compensation Table and (iv) all current executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock issuable by the Company pursuant to options that may be exercised within 60 days after April 4, 2008, are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by the applicable person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

Beneficial Ownership of Five Percent Holders of Common Stock of Dover Saddlery, Inc.

	Shares Beneficially Owned*
Name	Number	Percent

Glenhill Capital(1)	918,983	18.0%
Wellington Management(2)	710,397	13.9%
Austin W. Marxe and David M. Greenhouse(3)	705,775	13.8%
Stephen L. Day(4)	603,869	11.6%
Gruber and McBaine Capital Management, LLC(5)	328,332	6.4%
Michele R. Powers(6)	305,715	6.0%
David J. Powers(7)	293,535	5.7%
James F. Powers(8)	293,535	5.7%

*	The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(1)	The Company has received a copy of a report on Schedule 13D/A, with a signature dated June 19, 2007, filed on behalf of Glenhill Advisors, LLC, a Delaware limited liability company, Glenn J. Krevlin, a citizen of the United States, Glenhill Capital Management, LLC, a Delaware limited liability company, Glenhill Capital LP, a Delaware limited partnership, Glenhill Capital Overseas GP Ltd., a Cayman Islands exempted company, and Glenhill Capital Overseas Master Fund L.P., a Cayman Islands limited partnership. Glenhill Advisors, LLC, Glenhill Capital Management, LLC, and Glenhill Capital Overseas GP Ltd. are engaged in the business of investment management, and Glenhill Capital LP and Glenhill Capital Overseas Master Fund L.P. are engaged in the investment and trading of a variety of securities and financial instruments. Glenn J. Krevlin is the managing member and control person of Glenhill Advisors, LLC. Glenhill Advisors, LLC is the managing member of Glenhill Capital Management, LLC. Glenhill Capital Management, LLC is the general partner and investment advisor of Glenhill Capital LP, a security holder of the Company and sole shareholder of Glenhill Capital Overseas GP Ltd. Glenhill Capital Overseas GP Ltd. is general partner of Glenhill Capital Overseas Master Fund L.P., a security holder of the Company. Of the 918,983 shares of common stock beneficially owned by this group: (a) 589,685 shares of common stock (11.6%) are owned by Glenhill Capital, LP; and (b) 329,298 shares of common stock (6.5%)

are owned by Glenhill Capital Overseas Master Fund L.P. The address of and principal office of each of the foregoing Persons is 598 Madison Avenue, 12th Floor, New York, New York 10022. The Company has no reason to believe that any change in the foregoing information has occurred based on the reports on file with the SEC.

(2)	The Company has received a copy of a report on Schedule 13G/A, with a signature dated February 14, 2008 disclosing 495,434 shares of common stock with shared voting power and 710,397 shares of common stock with shared dispositive power. The address of Wellington Management Company is: 75 State Street, Boston, MA 02109. The Company has no reason to believe that any change in the foregoing information has occurred based on the reports on file with the SEC.

(3)	The Company has received a copy of a joint filing on Form 4 on behalf of Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”), dated March 18, 2008. Marxe and Greenhouse share voting and investment control over all securities owned by Special Situations Fund III QP, L.P. (“QP”) and Special Situations Cayman Fund, L.P. (“CAY”). 662,154 shares of Common Stock are owned by QP (12.97%) and 43,621 shares of Common Stock are owned by CAY (.85%). The interest of each of Marxe and Greenhouse in the shares of Common Stock owned by QP and CAY is limited to the extent of his pecuniary interest. The address of Marxe and Greenhouse is: c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022. The Company has no reason to believe that any change in the foregoing information has occurred based on the reports on file with the SEC.

(4)	Includes 519,587 shares of the Company’s common stock, and also includes 84,282 vested options to purchase shares of the Company’s common stock. Mr. Day’s address is: 525 Great Road, Littleton, MA 01460. The Company has no reason to believe that any change in the foregoing information has occurred based on the reports on file with the SEC

(5)	The Company has received a copy of a report on Schedule 13G, with a signature dated January 22, 2008, filed by Gruber and McBaine Capital Management, LLC (GMCM), and on behalf of its three principals: Jon D. Gruber, J. Patterson McBaine, and Eric B. Swergold. Of the 328,332 shares of common stock owned by this group (a) 275,333 shares of common stock (5.4%) are owned by GMCM; (b) 52,999 shares of common stock (1%) are owned by Jon D. Gruber; (c) 3,250 shares of common stock (0.06%) are owned by J. Patterson McBaine; and (d) 3,850 shares of common stock are owned by Eric B. Swergold (.08%). GMCM’s address is: 50 Osgood Place, Penthouse, San Francisco, CA 94133.

(6)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 14, 2006, where Michelle Powers is identified as owning 174,575 shares individually, with shared voting power over 130,440 additional shares. 65,220 of these additional shares are owned by her husband, Richard Powers, and the remaining 65,220 shares are owned by a trust benefiting her daughter, the Carly R. Powers Trust. In addition to the foregoing, the Company’s options records indicate that Ms. Powers was awarded options which have vested since Ms. Powers’ last required filing with the SEC. Ms. Powers’ previously reported shares plus the vested options, brings the total of Ms. Powers’ individually-owned shares to 175,275. Ms. Powers’ address is: 525 Great Road, Littleton, MA 01460. The Company has no reason to believe that any change in the foregoing information has occurred based on the reports on file with the SEC.

(7)	The Company has received a copy of a report on Form 4, with a signature dated November 16, 2007 and a report on Form 5 with a signature dated February 13, 2008, both filed by Mr. David Powers and indicating Mr. David Powers’ address is: 525 Great Road, Littleton, MA 01460. As indicated on the foregoing reports, this amount includes 289,335 shares of the Company’s common stock, and also includes 4,200 vested options to purchase shares of the Company’s common stock. The Company has no reason to believe that any change in the foregoing information has occurred, based on the reports on file with the SEC and on the Company’s internal records.

(8)	The Company has received a copy of a report on Form 4, with a signature dated November 16, 2007 and a report on Form 5 with a signature dated February 13, 2008, both filed by Mr. James

Powers and indicating Mr. James Powers’ address is: 525 Great Road, Littleton, MA 01460. As indicated on the foregoing reports, this amount includes 289,335 shares of the Company’s common stock, and also includes 4,200 vested options to purchase shares of the Company’s common stock. The Company has no reason to believe that any change in the foregoing information has occurred, based on the reports on file with the SEC and on the Company’s internal records.

Security Ownership of Management

	Shares Beneficially Owned(1)
Name	Number	Percent

Stephen L. Day(1)	603,869	11.6%
David J. Powers(2)	293,535	5.7%
James F. Powers(3)	293,535	5.7%
Jonathan A.R. Grylls(4)	202,070	3.9%
William G. Schmidt(5)	33,544	0.7%
Michael W. Bruns(6)	21,804	0.4%
Gregory F. Mulligan(7)	17,040	0.3%
William F. Meagher, Jr.(8)	11,875	0.2%
John W. Mitchell(9)	2,100	0.0%
Executive officers and directors as a group (nine persons)	1,479,372	27.7%

*	The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(1)	Includes 519,587 shares of the Company’s common stock, and also includes 84,282 vested options to purchase shares of the Company’s common stock.

(2)	Includes 289,335 shares of the Company’s common stock, and also includes 4,200 vested options to purchase shares of the Company’s common stock.

(3)	Includes 289,335 shares of the Company’s common stock, and also includes 4,200 vested options to purchase shares of the Company’s common stock.

(4)	Includes 140,335 shares of the Company’s common stock, and also includes 61,735 options to purchase shares of the Company’s common stock.

(5)	Includes 4,132 shares of the Company’s common stock, and also includes 29,412 vested options to purchase shares of the Company’s common stock.

(6)	Includes 21,804 vested options to purchase shares of the Company’s common stock.

(7)	Includes 17,040 vested options to purchase shares of the Company’s common stock.

(8)	Includes 675 shares of the Company’s common stock, and also includes 11,200 vested options to purchase shares of the Company’s common stock.

(9)	Includes 2,100 vested options to purchase shares of the Company’s common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In October of 2004, the Company entered into a lease agreement with a minority stockholder. The agreement, which relates to the Plaistow, NH retail store, is a five year lease with options to extend for an additional fifteen years. For the years ended December 31, 2007 and 2006, the Company paid $200,000 in connection with the lease. In addition, a related deposit of $18,750 is recorded as prepaid expenses and other current assets.

In order to expedite the efficient build-out of leasehold improvements in its new retail stores, the Company utilizes the services of a real estate development company owned by a non-executive Company employee and minority stockholder to source construction services and retail fixtures. Total payments for the twelve months ended December 31, 2007, consisting primarily of reimbursements for materials and outside labor, for the fit-up of four stores, were $395,000. In 2006, payments for the fit-up of five stores were $525,000.

In connection with the placement of the Company’s new credit facilities in the fall of 2007, the Company’s investment banker, DWQ Associates, Ltd. (“DWQ”), solicited more than 60 senior and mezzanine debt investors that actively make debt investments in middle-market companies, and procured two formal term sheets and one indication of interest to address the Company’s need for a $5 million subordinated debt facility. One of the proposals was submitted by BCA Mezzanine Fund, L.P. (the “BCA Fund”), in which Director and Audit Committee member Gregory Mulligan holds a management position and in which he has a nominal indirect economic interest. Prior to submitting an initial indication of interest on behalf of BCA Fund, Mr. Mulligan had disclosed to Company management and to the Audit Committee his role with the BCA Fund and his good-faith belief that BCA Fund would submit a competitive proposal.

The Audit Committee, with Mr. Mulligan refraining from participation and voting, conducted a detailed review with DWQ of the credit solicitation process generally; a comparison of the BCA Fund proposal with the other formal term sheet and indication of interest; and an evaluation, from the perspectives of competitiveness and fairness to the Company, of all the terms and conditions of the BCA Fund’s proposal (the “BCA Sub-Debt Proposal”). The Audit Committee evaluated the BCA Sub-Debt Proposal under a working version of the Company’s Related Party Transaction Approval Policy, which the Board of Directors adopted later in November 2007. After substantial investigation and deliberation, the Audit Committee made the following findings:

•	The Committee had received reports of material information pertaining to the BCA Sub-Debt Proposal

•	Mr. Mulligan had been candid and forthcoming about his roles with BCA Funds and its affiliates, and the potential economic benefits to him

•	On behalf of BCA Fund, Mr. Mulligan had been fair, and had not exercised undue influence or, to the Committee’s knowledge, taken advantage of inside information, in negotiating with the Company

•	Mr. Mulligan had abstained in all respects from participation in the Company’s and the Committee’s review and consideration of the Sub-Debt Proposals

•	The Company’s business purpose of refinancing the then-current sub-debt facility with more attractive terms and covenants had been fully disclosed to the Committee and the Board, and was a proper business purpose

•	DWQ and the Company had thoroughly vetted the debt markets in soliciting the Sub-Debt Proposals

•	The other sub-debt proposals do not include, involve or implicate any payments or other economic benefit to, directly or indirectly, any officer, director, employee or affiliate of the Company

•	The BCA Sub-Debt Proposal compares favorably to the other Sub-Debt Proposals

•	The benefits to the Company from the BCA Sub-Debt Proposal outweigh the modest indirect benefits that Mr. Mulligan may earn from his management company that manages BCA Fund

•	Neither Mr. Mulligan nor any other officer or director of the Company would violate the Company’s Code of Conduct and Ethics (herein, the “Code”) if the BCA Sub-Debt Proposal is approved by the Committee

•	No waiver of the Code would be required if the BCA Sub-Debt Proposal is approved by the Committee

•	The Company’s Corporate Governance Guidelines do not prohibit or limit the Company’s ability to enter into the BCA Sub-Debt Proposal

•	The BCA Sub-Debt Proposal is material to the Company

•	The BCA Sub-Debt Proposal does not present an improper conflict of interest for Mr. Mulligan

•	The BCA Sub-Debt Proposal is not likely to impair Mr. Mulligan’s independence as an outside director of the Company, provided that (x) the Committee defers to the judgment of the independent directors of the Company’s Board, acting as whole, on this question; and (y) the Committee reserves judgment on whether it would be prudent or advisable for Mr. Mulligan to continue as a member of the Audit Committee if BCA consummates and funds the BCA Sub-Debt Proposal

•	The BCA Sub-Debt Proposal is not likely to have an undue or unreasonable impact on the composition of the Board’s and Committee’s independent directors

•	The BCA Sub-Debt Proposal is fair and reasonable to the Company in all material respects

On the basis of the foregoing, the Audit Committee determined that the terms of the BCA Sub-Debt Proposal were fair to the Company; were favorable to the Company in comparison to the other sub-debt proposals; and contained terms whose benefits to the Company outweigh any modest indirect benefits that Mr. Mulligan may earn from his management company that manages the Fund. The Committee concluded that the BCA Sub-Debt Proposal was fair, reasonable, and in the best interests of the Company. The Committee therefore approved the BCA Sub-Debt Proposal.

At their November 2007 Board meeting, the Company’s Independent Directors, with Mr. Mulligan refraining from participation and voting, received the foregoing report from the Audit Committee; determined that the BCA Sub-Debt Proposal was superior to the other sub-debt proposals; and approved the Proposal as well. In addition, the Company’s Independent Directors, with Mr. Mulligan refraining from participation and voting, determined that Mr. Mulligan’s exercise of independent judgment as a Director of the Company was not likely to be affected by his role in the management of the BCA Fund; but the remaining Directors agreed to revisit this issue periodically. The Board also determined, with Mr. Mulligan refraining from participation and voting, that Mr. Mulligan’s role with the management company of BCA Fund did not disqualify him from service on the Audit Committee, confirming a finding that he is independent under NASDAQ rules and the requirements of Section 10A(m)(3), and Rule 10A-3 and Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. The Directors also agreed to revisit this issue periodically.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2007 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 2005, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner.

SOLICITATION

This proxy is solicited on behalf of the Board of the Company. You are requested to sign and return your proxy card promptly.

The expenses connected with soliciting proxies will be borne by the Company. The Company expects to pay brokers, nominees, fiduciaries, and other custodians their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails, certain directors, officers, and employees may solicit proxies in person or by use of other communications media.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy statement and form of proxy for the annual meeting scheduled to be held in May 2009, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to the Company’s principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was mailed on or about April 17, 2008, so the date by which proposals are required to be received under Rule 14a-8 will be December 18, 2008.

In addition, the By-Laws of the Company provide that for business to be properly brought before any annual meeting of stockholders by any stockholder or for the nomination by a stockholder of a candidate for election to the Board, the stockholder must give timely notice thereof in writing to the Secretary of the Company not less than 120 days before the date of the annual meeting nor more than 150 days prior to the anniversary date of mailing this Proxy Statement, where such annual meeting is to be held between March 18, 2009 and June 16, 2009 (and for annual meetings to be held at other times, for such notices to be given as prescribed by the By-Laws). If next year’s annual meeting is held between March 18, 2009 and June 16, 2009, the deadline for submission of notice will be December 18, 2008, and any proposal or nomination submitted after December 18, 2008 will be untimely. The By-Laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. Any proposals should be mailed to: Secretary, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460.

MISCELLANEOUS

The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

AVAILABLE INFORMATION

Stockholders of record on March 10, 2008 will receive a Proxy Statement and the Company’s 2007 Annual Report, which contains detailed financial information concerning the Company. The Company will mail, without charge, a copy of the Company’s Annual Report on Form 10-K (excluding exhibits) to any stockholder entitled to receive this Proxy Statement who requests it in writing. Please submit any such written request to Michael W. Bruns, Chief Financial Officer, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460.

DOVER SADDLERY, INC.
P.O. BOX 1100, 525 GREAT ROAD
LITTLETON, MA 01460
Proxy For Annual Meeting Of Stockholders May 7, 2008
This Proxy Is Solicited On Behalf Of
The Board Of Directors
Please take note of the important information enclosed with this Proxy Ballot. There are issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.
Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage paid envelope.
Your vote must be received prior to the Annual Meeting of Stockholders to be held May 7, 2008.
     The undersigned appoints William F. Meagher, Jr. and John W. Mitchell and either of them, with full powers of substitution, attorneys and proxies to vote all shares of stock of the undersigned entitled to vote at the Annual Meeting of Stockholders of Dover Saddlery, Inc., to be held at Westford Regency Inn and Conference Center, 219 Littleton Road, Westford, Massachusetts 01886, on Wednesday, May 7, 2008 at 10:00 a.m. local time and any adjournment or postponements thereof with all the powers the undersigned would possess if personally present.
     The shares represented by this proxy will be voted in the manner directed. Unless revoked or otherwise instructed, the shares represented by this proxy will be voted “FOR” the proposals.

PROPOSAL 1.	TO ELECT AS CLASS III DIRECTORS, THE FOLLOWING NOMINEES:
                            01. Stephen L. Day
                            02. James F. Powers
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1.

☐ FOR ALL NOMINEES	☐ WITHHOLD ALL NOMINEES	☐

For all nominees except as noted above

PROPOSAL 2.	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

☐ FOR	☐ AGAINST	☐ ABSTAIN
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person.

Signature:

Signature:

Date:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN ENCLOSED POSTAGE-PAID ENVELOPE WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.